UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Blockchain Moon Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

BLOCKCHAIN MOON ACQUISITION CORP.

4651 Salisbury Road, Suite 400
Jacksonville, FL 32256

PROXY STATEMENT SUPPLEMENT

October 17, 2022

To the Stockholders of Blockchain Moon Acquisition Corp.:

This is a second supplement (this “Supplement”) to the definitive proxy statement of Blockchain Moon Acquisition Corp. (“BMAC”), dated October 3, 2022 (as supplemented by an initial supplement to the definitive proxy statement, dated October 11, 2022, the “Proxy Statement”), that was sent to you in connection with BMAC’s special meeting of stockholders scheduled for 10:00 a.m., Eastern Time, on October 19, 2022, virtually, at https://www.cstproxy.com/bmaq/2022 (the “Stockholder Meeting”).

At the Stockholder Meeting, BMAC’s stockholders will be asked to consider and vote upon a proposal to amend BMAC’s amended and restated certificate of incorporation charter to extend the date (the “Termination Date”) by which BMAC has to consummate an initial business combination (a “Business Combination,” and such extension, the “Charter Extension”) from October 21, 2022 (the “Original Termination Date”) to January 21, 2023 (the “Charter Extension Date”) and to allow BMAC, without another stockholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to six times by an additional one month each time after the Charter Extension Date, by resolution of BMAC’s board of directors (the “Board”), if requested by Jupiter Sponsor LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until July 21, 2023 or a total of up to nine months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”).

BMAC has filed this Supplement with the Securities and Exchange Commission (“SEC”) to: (a) advise stockholders that BMAC has entered into the Business Combination Agreement (as defined below) and (b) extend the deadline for redemption withdrawal requests, as set forth below.

As previously disclosed on October 17, 2022, BMAC entered into a Business Combination Agreement (the “Business Combination Agreement”), dated as of October 14, 2022, with Malibu Parent Inc., a Delaware corporation (“New BMAC”), Hermosa Merger Sub LLC, a Delaware limited liability company, and DLTx ASA, a Norwegian public limited liability company (“DLTx”) (the transactions contemplated by the Business Combination Agreement, the “Business Combination”). For more information about the Business Combination, see BMAC's Current Report on Form 8-K filed with the SEC on October 17, 2022.

As set forth in the Proxy Statement, BMAC public stockholders must complete the procedures for electing to redeem their common stock, par value $0.0001 per share (the “Common Stock”) or withdraw the previously submitted redemption requests prior to 5:00 p.m., Eastern Time, on October 17, 2022 (“Redemption Deadline”). In connection with BMAC’s entry into the Business Combination Agreement, the date and time by which BMAC public stockholders who wish to withdraw previously submitted redemption requests may do so is being extended to October 20, 2022, prior to 5:00 p.m., Eastern Time. For the avoidance of doubt, all redemption withdrawal requests submitted following the Redemption Deadline remain subject to approval by the Board. Stockholders may make such request by contacting our transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail:mzimkind@continentalstock.com).

VOTING MATTERS

Only holders of record of Common Stock, at the close of business on September 27, 2022, which is the record date for the Stockholder Meeting, are entitled to notice of the Stockholder Meeting and to vote and have their votes counted at the Stockholder Meeting and any adjournments or postponements of the Stockholder Meeting. As of the close of business on September 27, 2022, there were 14,805,000 shares of Common Stock issued and outstanding and entitled to vote. Each share is entitled to one vote per share at the Stockholder Meeting.

All public holders of BMAC’s Common Stock, regardless of whether they vote for or against the Extension Amendment Proposal or do not vote at all, may elect to convert their shares of Public Stock into their pro rata portion of the amounts then held in the Trust Account if the Charter Extension is implemented. To exercise your redemption rights, you must demand in writing that your shares of Public Stock are redeemed for a pro rata portion of the funds held in the Trust Account and tender your shares to Continental Stock Transfer & Trust Company, BMAC’s transfer agent, at least two business days prior to the initially scheduled date of the Stockholder Meeting. In order to exercise your redemption right, you need to identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account in order to exercise your redemption rights.

Before you vote, you should read the Proxy Statement and other documents that BMAC has filed with the SEC, together with this Supplement, for more complete information about BMAC and the Charter Extension. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Proxy Statement. If you have questions about the Charter Extension or if you need additional copies of the Proxy Statement or the proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: BMAQ.info@investor.morrowsodali.com

Important Information and Where to Find It

On October 4, 2022, BMAC filed the Proxy Statement for the Stockholder Meeting. The Proxy Statement was mailed to BMAC stockholders of record as of September 27, 2022. Stockholders may obtain a copy of the Proxy Statement at the SEC’s website (www.sec.gov).

New BMAC, intends to file a registration statement on Form S-4 with the SEC, which will include a prospectus with respect to New BMAC’s securities to be issued in connection with the proposed business combination and proxy statement with respect to BMAC’s stockholder meeting to vote on the proposed transaction (the “Business Combination Proxy Statement”). The Business Combination Proxy Statement will be sent to all BMAC stockholders. BMAC and New BMAC also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of BMAC are urged to read the Extension Proxy Statement, registration statement, Business Combination Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and securityholders will be able to obtain free copies of the Proxy Statement, registration statement, the Business Combination Proxy Statement and all other relevant documents filed or that will be filed with the SEC by BMAC or New BMAC through the website maintained by the SEC at www.sec.gov. The documents filed by BMAC or New BMAC with the SEC also may be obtained free of charge upon written request to Blockchain Moon Acquisition Corp., 4651 Salisbury Road, Suite 400, Jacksonville, FL 32256.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED OF THE TRANSACTIONS DESCRIBED IN THIS SUPPLEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

This Supplement contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this Supplement, including statements as to future results of operations and financial position, revenue and other metrics planned products and services, business strategy and plans, objectives of management for future operations of DLTx , market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by BMAC and its management, and DLTx and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement with respect to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against DLTx, BMAC, the new combined company of BMAC and such acquired subsidiaries (the “Company”) or others following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination due to the failure to obtain approval of the stockholders of BMAC or the shareholders of DLTx, or to satisfy other closing conditions of the proposed business combination; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; (5) the ability to meet Nasdaq’s listing standards following the consummation of the business combination; (6) the risk that the announcement and consummation of the proposed business combination disrupts the current plans and operations of DLTx; (7) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that DLTx or the Company may be adversely affected by other economic, business and/or competitive factors; (11) the inability to obtain PIPE financing; (12) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of BMAC’s securities; (13) the risk that the proposed transaction may not be completed by BMAC’s business combination deadline and the failure to obtain an extension of the business combination deadline if sought by BMAC; (14) the impact of the COVID-19 pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; (15) volatility in the markets caused by geopolitical and economic factors; and (16) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in BMAC’s Form S-1 (File No. 333-259770), its most recent Quarterly Report on Form 10-Q and registration statement on Form S-4 that New BMAC intends to file with the SEC, which will include a prospectus and proxy statement of BMAC, referred to as a proxy statement/prospectus, and other documents filed by BMAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Supplement should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither BMAC nor DLTx gives any assurance that either BMAC or DLTx or the Company will achieve the expected results set forth in any forward-looking statements. Neither BMAC nor DLTx undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Participants in the Solicitation

BMAC, New BMAC and DLTx and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from BMAC’s stockholders in connection with the proposed transactions. BMAC’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and executive officers of BMAC from the proxy statement/prospectus included in the registration statement on Form S-4 to be filed by New BMAC with the SEC in connection with the business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to BMAC’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus included in the registration statement on Form S-4 for the proposed business combination to be filed by New BMAC with the SEC in connection with the business combination.

No Offer or Solicitation

This Supplement is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

You are not being asked to vote on any proposed business combination at this time. If the Charter Extension is implemented and you do not elect to redeem your shares of Public Stock, provided that you are a stockholder on the record date for the stockholder meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to stockholders and will retain the right to redeem your shares of Public Stock for cash in the event the Business Combination is approved and completed or we have not consummated the Business Combination by the applicable Charter Extension Date.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Stockholder Meeting. If you are a stockholder of record, you may also cast your vote in person at the Stockholder Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Stockholder Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal.

This Supplement is dated October 17, 2022.